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                                                                      EXHIBIT 23


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-59611) pertaining to the Moore-Handley, Inc. Employee Stock Purchase Plan of our report dated February 16, 2001, with respect to the financial statements of Moore-Handley, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.


                                             /s/ Ernst & Young LLP


Birmingham, Alabama
March 26, 2001